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                                                                    Exhibit 99.1
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                AMENDMENT NO. 1 TO SHAREHOLDER RIGHTS AGREEMENT
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     This Amendment No. 1 to the Shareholder Rights Agreement between Cypress
Communications, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company, a Massachusetts chartered trust company (the "Rights Agent"), dated as of February 9, 2000 (the "Rights Agreement"), is made as of March 13, 2001 by and between the Company and the Rights Agent. All capitalized terms used in this Amendment and not defined herein shall have the meaning given such terms in the Rights Agreement.

     WHEREAS, Section 27 of the Rights Agreement provides generally that for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect without the approval of any holders of the Rights;

     WHEREAS, pursuant to Section 23 of the Rights Agreement, the Rights generally are redeemable at any time prior to the earlier of (i) the time at which any Person becomes an Acquiring Person or (ii) the Final Expiration Date;

     WHEREAS, the Final Expiration Date has not yet occurred nor, to the knowledge of the Company, has any Person become an Acquiring Person; and

     WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in certain respects set forth herein.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Amendment.
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         (a)  Section 1(p) of the Rights Agreement is hereby amended and restated in its entirety as follows:

     "(p)  "Grandfathered Percentage" shall mean 20%.  Notwithstanding the
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foregoing, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock after the Grandfathered Time, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (i) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (ii) the percentage of outstanding shares of Common Stock that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition."

         (b) Section 1(q) of the Rights Agreement is hereby amended and restated in its entirety as follows:
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     "(q)  "Grandfathered Person" shall mean any one or more of the following persons: Centennial Holdings V, L.P., Centennial Fund V, L.P., Centennial Entrepreneurs Fund V, L.P. and their Affiliates and Associates. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Grandfathered Time is or becomes the Beneficial Owner of less than 15% of the shares of Common Stock then outstanding shall cease to be a Grandfathered Person."

         (c) Section 1(r) of the Rights Agreement is hereby amended and restated in its entirety as follows:

     "(r)  "Grandfathered Time" shall mean 5:00 p.m., New York, New York time on
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March 13, 2001."

     2.   Effectiveness.  This Amendment shall become effective immediately.
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     3.   Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         [The Remainder of This Page Has Been Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                    CYPRESS COMMUNICATIONS, INC.


                                    By: /s/ Robert W. McCarthy
                                        ---------------------------
                                        Name:  Robert W. McCarthy
                                        Title:  Executive Vice President



                                    STATE STREET BANK AND TRUST COMPANY


                                    By: /s/ Michael J. Connor
                                        ---------------------------
                                        Name:  Michael J. Connor
                                        Title:  Managing Director

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